Unum Group
Statistical Supplement Fourth Quarter 2020

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	13
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.1 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Consolidated U.S. GAAP Results¹
Premium Income	$2,319.9	$2,352.6	$9,378.1	$9,365.6	$8,986.1

Adjusted Operating Revenue	$2,968.6	$3,025.4	$11,963.0	$12,022.1	$11,638.0
Net Realized Investment Gain (Loss)	1,304.9	9.2	1,199.1	(23.2)	(39.5)

Revenue	$4,273.5	$3,034.6	$13,162.1	$11,998.9	$11,598.5

Net Income	$135.4	$296.2	$793.0	$1,100.3	$523.4
Net Income Per Common Share:
Basic	$0.66	$1.44	$3.89	$5.25	$2.38
Assuming Dilution	$0.66	$1.44	$3.89	$5.24	$2.38

Assets			$70,625.8	$67,013.4	$61,875.6
Stockholders' Equity			$10,871.0	$9,965.0	$8,621.8

Adjusted Operating Return on Equity
Unum US	10.1%	18.4%	14.6%	18.0%	18.4%
Unum International	9.4%	8.2%	6.5%	11.7%	13.4%
Colonial Life	13.9%	17.9%	16.7%	17.5%	18.0%
Core Operating Segments	10.9%	17.2%	14.1%	17.2%	17.8%
Consolidated	9.7%	12.8%	10.7%	12.8%	13.2%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain (Loss) from Operations, After Tax	$(144.8)	$265.6	$726.2	$1,027.2	$959.8
Net Realized Investment Gain (Loss), After Tax	10.6	(2.8)	(79.4)	(45.1)	(6.8)

Net Income (Loss)	$(134.2)	$262.8	$646.8	$982.1	$953.0

Capital and Surplus			$3,875.0	$3,644.4	$3,572.7

Weighted Average Risk-based Capital Ratio			~ 365%	~ 365%	~ 370%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	12/31/2020		12/31/2019		12/31/2018
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,871.0	$53.37	$9,965.0	$49.10	$8,621.8	$40.19
Excluding:
Net Unrealized Gain (Loss) on Securities	1,067.7	5.24	615.9	3.03	(312.4)	(1.46)
Net Gain on Hedges	97.8	0.48	187.8	0.93	250.6	1.17
Subtotal	9,705.5	47.65	9,161.3	45.14	8,683.6	40.48
Excluding:
Foreign Currency Translation Adjustment	(261.3)	(1.28)	(281.6)	(1.39)	(305.2)	(1.42)
Subtotal	9,966.8	48.93	9,442.9	46.53	8,988.8	41.90
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(530.0)	(2.61)	(484.8)	(2.39)	(447.2)	(2.08)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$10,496.8	$51.54	$9,927.7	$48.92	$9,436.0	$43.98

Dividends Paid	$233.2	$1.14	$231.3	$1.09	$217.0	$0.98

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Shares Repurchased (millions)	—	3.3	—	12.3	8.7
Cost of Shares Repurchased (millions)(1)	$—	$100.1	$—	$400.4	$350.7
Price (UNM closing price on last trading day of period)			$22.94	$29.16	$29.38

Leverage Ratio			26.2%	29.1%	26.8%

Holding Company Cash and Marketable Securities			$1,512	$863	$602

(1) Includes commissions of $0.4 million and $0.7 million for the years ended December 31, 2019 and 2018, respectively, and $0.1 million for the three months ended December 31, 2019.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Negative	Negative	Negative	Stable

Issuer Credit Ratings	bbb	BBB-	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A-	A3	A
Unum Life Insurance Company of America	A	A-	A3	A
Colonial Life & Accident Insurance Company	A	A-	A3	A
The Paul Revere Life Insurance Company	A	A-	A3	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A-	A3	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Revenue
Premium Income	$2,319.9	$2,352.6	$9,378.1	$9,365.6	$8,986.1
Net Investment Income	593.5	616.3	2,360.7	2,435.3	2,453.7
Net Realized Investment Gain (Loss)	1,304.9	9.2	1,199.1	(23.2)	(39.5)
Other Income	55.2	56.5	224.2	221.2	198.2
Total Revenue	4,273.5	3,034.6	13,162.1	11,998.9	11,598.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	3,346.7	1,881.3	8,972.9	7,496.2	8,020.4
Commissions	246.8	270.3	1,057.3	1,122.7	1,108.4
Interest and Debt Expense - Non-recourse Debt	1.2	1.1	3.1	5.3	6.9
Interest and Debt Expense - All Other Debt	44.4	45.5	185.1	172.1	160.4
Cost Related to Early Retirement of Debt	—	2.1	—	27.3	—
Deferral of Acquisition Costs	(129.4)	(154.0)	(576.2)	(658.6)	(668.0)
Amortization of Deferred Acquisition Costs	139.5	141.4	606.1	609.9	565.5
Other Expenses	499.6	469.5	1,949.8	1,841.9	1,777.1
Total Benefits and Expenses	4,148.8	2,657.2	12,198.1	10,616.8	10,970.7

Income Before Income Tax	124.7	377.4	964.0	1,382.1	627.8
Income Tax (Benefit)	(10.7)	81.2	171.0	281.8	104.4

Net Income	$135.4	$296.2	$793.0	$1,100.3	$523.4

Weighted Average Shares Outstanding
Basic	203.9	205.6	203.6	209.7	219.6
Assuming Dilution	204.1	205.7	203.8	209.9	220.1

Actual Number of Shares Outstanding			203.7	202.9	214.6

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2020	12/31/2019	% Change	12/31/2020	12/31/2019	12/31/2018
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$123.3	$132.1	(6.7)%	$239.7	$241.5	$243.8
Group Short-term Disability	99.7	81.2	22.8	158.7	159.2	138.7
Group Life and AD&D	108.3	133.0	(18.6)	224.3	258.3	282.4
Subtotal	331.3	346.3	(4.3)	622.7	659.0	664.9
Supplemental and Voluntary
Individual Disability	17.5	19.3	(9.3)	71.4	75.9	77.2
Voluntary Benefits	36.1	47.6	(24.2)	241.6	300.6	303.1
Dental and Vision	31.9	35.2	(9.4)	63.9	74.6	69.4
Subtotal	85.5	102.1	(16.3)	376.9	451.1	449.7
Total Sales	$416.8	$448.4	(7.0)	$999.6	$1,110.1	$1,114.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$198.5	$183.7	8.1%	$377.0	$370.8	$395.1
Large Case Market	132.8	162.6	(18.3)	245.7	288.2	269.8
Subtotal	331.3	346.3	(4.3)	622.7	659.0	664.9
Supplemental and Voluntary	85.5	102.1	(16.3)	376.9	451.1	449.7
Total Sales	$416.8	$448.4	(7.0)	$999.6	$1,110.1	$1,114.6

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2020	12/31/2019	% Change	12/31/2020	12/31/2019	12/31/2018
Sales by Product
Unum UK
Group Long-term Disability	$8.0	$14.7	(45.6)%	$37.7	$43.2	$44.7
Group Life	4.5	6.4	(29.7)	20.6	24.3	21.5
Supplemental	2.4	3.3	(27.3)	18.9	19.5	17.4
Unum Poland	3.9	3.7	5.4	13.3	13.0	3.4
Total Sales	$18.8	$28.1	(33.1)	$90.5	$100.0	$87.0

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$9.3	$11.0	(15.5)%	$36.2	$38.2	$36.6
Large Case Market	3.2	10.1	(68.3)	22.1	29.3	29.6
Subtotal	12.5	21.1	(40.8)	58.3	67.5	66.2
Supplemental	2.4	3.3	(27.3)	18.9	19.5	17.4
Unum Poland	3.9	3.7	5.4	13.3	13.0	3.4
Total Sales	$18.8	$28.1	(33.1)	$90.5	$100.0	$87.0

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£6.1	£11.4	(46.5)%	£29.5	£33.7	£33.5
Group Life	3.4	5.0	(32.0)	16.1	19.0	16.2
Supplemental	1.9	2.5	(24.0)	14.9	15.1	12.8
Total Sales	£11.4	£18.9	(39.7)	£60.5	£67.8	£62.5

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£7.2	£8.6	(16.3)%	£28.3	£29.9	£27.6
Large Case Market	2.3	7.8	(70.5)	17.3	22.8	22.1
Subtotal	9.5	16.4	(42.1)	45.6	52.7	49.7
Supplemental	1.9	2.5	(24.0)	14.9	15.1	12.8
Total Sales	£11.4	£18.9	(39.7)	£60.5	£67.8	£62.5

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2020	12/31/2019	% Change	12/31/2020	12/31/2019	12/31/2018
Sales by Product
Accident, Sickness, and Disability	$96.3	$122.4	(21.3)%	$261.5	$354.4	$355.0
Life	32.5	53.3	(39.0)	88.8	122.7	111.9
Cancer and Critical Illness	25.4	34.0	(25.3)	62.8	88.9	94.4
Total Sales	$154.2	$209.7	(26.5)	$413.1	$566.0	$561.3

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$95.4	$119.1	(19.9)%	$266.2	$345.7	$349.0
Large Case Market	26.8	30.5	(12.1)	57.4	81.4	95.5
Subtotal	122.2	149.6	(18.3)	323.6	427.1	444.5
Public Sector	32.0	60.1	(46.8)	89.5	138.9	116.8
Total Sales	$154.2	$209.7	(26.5)	$413.1	$566.0	$561.3

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2020	2019
Assets

Investments
Fixed Maturity Securities - at fair value	$44,137.3	$47,443.7
Mortgage Loans	2,432.1	2,397.0
Policy Loans	3,683.9	3,779.5
Other Long-term Investments	960.2	844.2
Short-term Investments	1,470.0	1,294.5
Total Investments	52,683.5	55,758.9

Other Assets
Cash and Bank Deposits	197.0	84.1
Accounts and Premiums Receivable	1,519.3	1,602.9
Reinsurance Recoverable	10,666.0	4,780.7
Accrued Investment Income	611.4	693.0
Deferred Acquisition Costs	2,272.6	2,324.0
Goodwill	353.0	351.7
Property and Equipment	498.0	534.1
Income Tax Receivable	72.7	—
Other Assets	1,752.3	884.0

Total Assets	$70,625.8	$67,013.4

Unum Group Consolidated Balance Sheets - Continued

	December 31
	2020	2019
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,855.4	$1,745.5
Reserves for Future Policy and Contract Benefits	49,653.0	47,780.1
Unearned Premiums	349.3	363.9
Other Policyholders’ Funds	1,663.9	1,599.7
Income Tax Payable	—	256.7
Deferred Income Tax	416.1	95.4
Short-term Debt	—	399.7
Long-term Debt - Non-recourse	—	78.1
Long-term Debt - All Other	3,345.7	2,848.8
Other Liabilities	2,471.4	1,880.5

Total Liabilities	59,754.8	57,048.4

Stockholders’ Equity
Common Stock	30.7	30.6
Additional Paid-in Capital	2,376.2	2,348.1
Accumulated Other Comprehensive Income	374.2	37.3
Retained Earnings	11,269.6	10,728.7
Treasury Stock	(3,179.7)	(3,179.7)

Total Stockholders’ Equity	10,871.0	9,965.0

Total Liabilities and Stockholders’ Equity	$70,625.8	$67,013.4

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balances at December 31, 2017	$1,205.4	$21.3	$957.9	$2,184.6
Capitalization	344.0	8.1	315.9	668.0
Amortization	(315.1)	(8.2)	(242.2)	(565.5)
Adjustment Related to Unrealized Investment Gains and Losses	5.1	—	18.4	23.5
Foreign Currency	—	(1.2)	—	(1.2)
Balances at December 31, 2018	1,239.4	20.0	1,050.0	2,309.4
Capitalization	334.5	12.8	311.3	658.6
Amortization	(344.0)	(7.1)	(258.8)	(609.9)
Adjustment Related to Unrealized Investment Gains and Losses	(6.9)	—	(27.9)	(34.8)
Foreign Currency	—	0.7	—	0.7
Balances at December 31, 2019	1,223.0	26.4	1,074.6	2,324.0
Capitalization	291.5	12.1	272.6	576.2
Amortization	(341.0)	(7.4)	(257.7)	(606.1)
Adjustment Related to Unrealized Investment Gains and Losses	(4.8)	—	(17.6)	(22.4)
Foreign Currency	—	0.9	—	0.9
Balances at December 31, 2020	$1,168.7	$32.0	$1,071.9	$2,272.6

6. 2

Unum Group Balance Sheets by Segment - December 31, 2020

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,388.5	$2,425.8	$5,401.5	$16,215.8	$3,749.0	$3,511.2	$26,543.7	$2,663.8	$52,683.5
Deferred Acquisition Costs	95.3	76.4	997.0	1,168.7	32.0	1,071.9	—	—	2,272.6
Goodwill	8.9	—	271.1	280.0	45.3	27.7	—	—	353.0
All Other	486.0	408.5	475.2	1,369.7	379.9	253.5	11,624.0	1,689.6	15,316.7
Total Assets	$8,978.7	$2,910.7	$7,144.8	$19,034.2	$4,206.2	$4,864.3	$38,167.7	$4,353.4	$70,625.8

Liabilities
Reserves and Policyholder Benefits	$7,442.2	$1,878.3	$4,401.1	$13,721.6	$3,144.9	$2,892.8	$33,762.3	$—	$53,521.6
Debt	—	—	—	—	—	—	—	3,345.7	3,345.7
All Other	106.1	62.2	366.2	534.5	128.2	135.6	290.8	1,798.4	2,887.5
Total Liabilities	7,548.3	1,940.5	4,767.3	14,256.1	3,273.1	3,028.4	34,053.1	5,144.1	59,754.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,404.7	903.8	2,103.9	4,412.4	823.5	1,621.7	3,890.5	(1,042.6)	9,705.5
Net Unrealized Gain on Securities and Net Gain on Hedges	25.7	66.4	273.6	365.7	109.6	214.2	224.1	251.9	1,165.5
Total Allocated Stockholders' Equity	1,430.4	970.2	2,377.5	4,778.1	933.1	1,835.9	4,114.6	(790.7)	10,871.0

Total Liabilities and Allocated Stockholders' Equity	$8,978.7	$2,910.7	$7,144.8	$19,034.2	$4,206.2	$4,864.3	$38,167.7	$4,353.4	$70,625.8

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2019

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,251.4	$2,522.8	$5,233.7	$16,007.9	$3,378.1	$3,281.4	$31,042.0	$2,049.5	$55,758.9
Deferred Acquisition Costs	99.1	79.7	1,044.2	1,223.0	26.4	1,074.6	—	—	2,324.0
Goodwill	8.9	—	271.1	280.0	44.0	27.7	—	—	351.7
All Other	443.4	252.7	379.3	1,075.4	420.6	245.3	5,966.7	870.8	8,578.8
Total Assets	$8,802.8	$2,855.2	$6,928.3	$18,586.3	$3,869.1	$4,629.0	$37,008.7	$2,920.3	$67,013.4

Liabilities
Reserves and Policyholder Benefits	$7,288.7	$1,749.8	$4,219.6	$13,258.1	$2,909.4	$2,711.2	$32,610.5	$—	$51,489.2
Debt	—	—	—	—	—	—	78.1	3,248.5	3,326.6
All Other	128.0	34.2	404.8	567.0	132.6	216.2	13.5	1,303.3	2,232.6
Total Liabilities	7,416.7	1,784.0	4,624.4	13,825.1	3,042.0	2,927.4	32,702.1	4,551.8	57,048.4

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,363.9	1,033.7	2,114.7	4,512.3	771.9	1,555.2	4,069.3	(1,747.4)	9,161.3
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	22.2	37.5	189.2	248.9	55.2	146.4	237.3	115.9	803.7
Total Allocated Stockholders' Equity	1,386.1	1,071.2	2,303.9	4,761.2	827.1	1,701.6	4,306.6	(1,631.5)	9,965.0

Total Liabilities and Allocated Stockholders' Equity	$8,802.8	$2,855.2	$6,928.3	$18,586.3	$3,869.1	$4,629.0	$37,008.7	$2,920.3	$67,013.4

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and amortization of the cost of reinsurance as well as certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	12/31/2020	12/31/2019	% Change	12/31/2020	12/31/2019	% Change
Premium Income
Unum US	$1,485.1	$1,508.3	(1.5)%	$6,018.9	$6,016.6	—%
Unum International	165.7	165.6	0.1	652.8	630.5	3.5
Colonial Life	418.8	424.9	(1.4)	1,712.0	1,685.0	1.6
Closed Block	250.3	253.8	(1.4)	994.4	1,033.5	(3.8)
	2,319.9	2,352.6	(1.4)	9,378.1	9,365.6	0.1
Net Investment Income
Unum US	173.1	189.0	(8.4)	720.3	739.4	(2.6)
Unum International	25.5	28.6	(10.8)	104.6	122.5	(14.6)
Colonial Life	37.5	37.0	1.4	155.7	148.0	5.2
Closed Block	356.7	356.6	—	1,370.3	1,404.9	(2.5)
Corporate	0.7	5.1	(86.3)	9.8	20.5	(52.2)
	593.5	616.3	(3.7)	2,360.7	2,435.3	(3.1)
Other Income
Unum US	37.4	36.7	1.9	154.9	142.8	8.5
Unum International	0.1	0.3	(66.7)	0.5	0.6	(16.7)
Colonial Life	0.2	1.2	(83.3)	1.1	3.4	(67.6)
Closed Block	16.9	17.8	(5.1)	66.6	71.3	(6.6)
Corporate	0.6	0.5	20.0	1.1	3.1	(64.5)
	55.2	56.5	(2.3)	224.2	221.2	1.4
Total Adjusted Operating Revenue
Unum US	1,695.6	1,734.0	(2.2)	6,894.1	6,898.8	(0.1)
Unum International	191.3	194.5	(1.6)	757.9	753.6	0.6
Colonial Life	456.5	463.1	(1.4)	1,868.8	1,836.4	1.8
Closed Block	623.9	628.2	(0.7)	2,431.3	2,509.7	(3.1)
Corporate	1.3	5.6	(76.8)	10.9	23.6	(53.8)
	$2,968.6	$3,025.4	(1.9)	$11,963.0	$12,022.1	(0.5)

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	12/31/2020	12/31/2019	% Change	12/31/2020	12/31/2019	% Change
Benefits and Expenses
Unum US	$1,552.1	$1,470.9	5.5%	$6,068.7	$5,867.7	3.4%
Unum International	170.6	170.6	—	681.3	645.7	5.5
Colonial Life	385.3	375.4	2.6	1,533.4	1,491.9	2.8
Closed Block	1,996.8	582.1	N.M.	3,667.0	2,372.0	54.6
Corporate	44.0	58.2	(24.4)	247.7	239.5	3.4
	4,148.8	2,657.2	56.1	12,198.1	10,616.8	14.9

Income (Loss) Before Income Tax Expense (Benefit) and Net Realized Investment Gain (Loss)
Unum US	143.5	263.1	(45.5)	825.4	1,031.1	(19.9)
Unum International	20.7	23.9	(13.4)	76.6	107.9	(29.0)
Colonial Life	71.2	87.7	(18.8)	335.4	344.5	(2.6)
Closed Block	(1,372.9)	46.1	N.M.	(1,235.7)	137.7	N.M.
Corporate	(42.7)	(52.6)	(18.8)	(236.8)	(215.9)	9.7
	(1,180.2)	368.2	(420.5)	(235.1)	1,405.3	(116.7)

Income Tax Expense (Benefit)	(285.2)	79.2	(460.1)	(81.6)	286.3	(128.5)

Income (Loss) Before Net Realized Investment Gain (Loss)	(895.0)	289.0	(409.7)	(153.5)	1,119.0	(113.7)

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $274.5; $2.0; $252.6; $(4.5))	1,030.4	7.2	N.M.	946.5	(18.7)	N.M.

Net Income	$135.4	$296.2	(54.3)	$793.0	$1,100.3	(27.9)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
Premium Income
Unum US	$1,485.1	$1,483.4	$1,522.7	$1,527.7	$1,508.3	$1,501.9	$1,504.5	$1,501.9	$1,435.1
Unum International	165.7	165.4	157.1	164.6	165.6	152.3	158.6	154.0	152.3
Colonial Life	418.8	419.9	438.6	434.7	424.9	419.9	420.9	419.3	410.1
Closed Block	250.3	249.4	250.3	244.4	253.8	257.1	259.1	263.5	265.8
	2,319.9	2,318.1	2,368.7	2,371.4	2,352.6	2,331.2	2,343.1	2,338.7	2,263.3
Net Investment Income
Unum US	173.1	190.7	176.9	179.6	189.0	184.2	184.1	182.1	187.7
Unum International	25.5	26.3	26.3	26.5	28.6	24.3	44.8	24.8	31.1
Colonial Life	37.5	43.7	36.8	37.7	37.0	36.9	37.2	36.9	37.0
Closed Block	356.7	351.2	326.3	336.1	356.6	347.3	354.5	346.6	345.8
Corporate	0.7	1.3	2.7	5.1	5.1	6.7	4.3	4.3	7.0
	593.5	613.2	569.0	585.0	616.3	599.4	624.9	594.7	608.6
Other Income
Unum US	37.4	42.0	35.3	40.2	36.7	34.8	36.8	34.5	30.0
Unum International	0.1	0.2	0.2	—	0.3	—	0.3	—	0.4
Colonial Life	0.2	0.3	0.3	0.3	1.2	0.9	0.7	0.6	0.2
Closed Block	16.9	17.8	13.7	18.2	17.8	18.9	16.5	18.0	18.6
Corporate	0.6	0.3	0.2	—	0.5	1.0	1.7	—	1.1
	55.2	60.6	49.7	58.7	56.5	55.6	56.0	53.1	50.3
Total Adjusted Operating Revenue
Unum US	1,695.6	1,716.1	1,734.9	1,747.5	1,734.0	1,720.9	1,725.4	1,718.5	1,652.8
Unum International	191.3	191.9	183.6	191.1	194.5	176.6	203.7	178.8	183.8
Colonial Life	456.5	463.9	475.7	472.7	463.1	457.7	458.8	456.8	447.3
Closed Block	623.9	618.4	590.3	598.7	628.2	623.3	630.1	628.1	630.2
Corporate	1.3	1.6	2.9	5.1	5.6	7.7	6.0	4.3	8.1
	$2,968.6	$2,991.9	$2,987.4	$3,015.1	$3,025.4	$2,986.2	$3,024.0	$2,986.5	$2,922.2

Unum Group Quarterly Historical Financial Results by Segment - Continued

	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
Benefits and Expenses
Unum US	$1,552.1	$1,527.9	$1,503.0	$1,485.7	$1,470.9	$1,459.5	$1,471.1	$1,466.2	$1,404.1
Unum International	170.6	170.5	168.5	171.7	170.6	152.4	173.0	149.7	153.4
Colonial Life	385.3	371.7	384.8	391.6	375.4	370.5	374.4	371.6	361.9
Closed Block	1,996.8	547.6	553.6	569.0	582.1	596.4	596.4	597.1	595.4
Corporate	44.0	79.0	73.7	51.0	58.2	81.8	49.8	49.7	56.3
	4,148.8	2,696.7	2,683.6	2,669.0	2,657.2	2,660.6	2,664.7	2,634.3	2,571.1

Income (Loss) Before Income Tax Expense (Benefit) and Net Realized Investment Gain (Loss)
Unum US	143.5	188.2	231.9	261.8	263.1	261.4	254.3	252.3	248.7
Unum International	20.7	21.4	15.1	19.4	23.9	24.2	30.7	29.1	30.4
Colonial Life	71.2	92.2	90.9	81.1	87.7	87.2	84.4	85.2	85.4
Closed Block	(1,372.9)	70.8	36.7	29.7	46.1	26.9	33.7	31.0	34.8
Corporate	(42.7)	(77.4)	(70.8)	(45.9)	(52.6)	(74.1)	(43.8)	(45.4)	(48.2)
	(1,180.2)	295.2	303.8	346.1	368.2	325.6	359.3	352.2	351.1

Income Tax Expense (Benefit)	(285.2)	67.9	63.7	72.0	79.2	62.8	72.4	71.9	69.4

Income (Loss) Before Net Realized Investment Gain (Loss)	(895.0)	227.3	240.1	274.1	289.0	262.8	286.9	280.3	281.7

Net Realized Investment Gain (Loss)	1,304.9	4.4	33.8	(144.0)	9.2	(26.2)	(7.3)	1.1	(41.4)
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	274.5	0.6	8.4	(30.9)	2.0	(5.4)	(1.6)	0.5	(8.8)
Net Income	$135.4	$231.1	$265.5	$161.0	$296.2	$242.0	$281.2	$280.9	$249.1

Net Income Per Common Share - Assuming Dilution	$0.66	$1.13	$1.30	$0.79	$1.44	$1.16	$1.33	$1.31	$1.15

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income	$1,485.1	$1,508.3	$6,018.9	$6,016.6	$5,736.4
Net Investment Income	173.1	189.0	720.3	739.4	778.7
Other Income	37.4	36.7	154.9	142.8	118.5
Total	1,695.6	1,734.0	6,894.1	6,898.8	6,633.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,065.1	1,015.1	4,138.7	4,022.1	3,856.5
Commissions	139.9	152.9	594.9	628.5	620.6
Deferral of Acquisition Costs	(68.2)	(82.6)	(291.5)	(334.5)	(344.0)
Amortization of Deferred Acquisition Costs	79.2	77.2	341.0	344.0	315.1
Other Expenses	336.1	308.3	1,285.6	1,207.6	1,170.8
Total	1,552.1	1,470.9	6,068.7	5,867.7	5,619.0

Adjusted Operating Income	$143.5	$263.1	$825.4	$1,031.1	$1,014.6

Operating Ratios (% of Premium Income):
Benefit Ratio	71.7%	67.3%	68.8%	66.9%	67.2%
Other Expense Ratio	22.6%	20.4%	21.4%	20.1%	20.4%
Adjusted Operating Income Ratio	9.7%	17.4%	13.7%	17.1%	17.7%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$454.0	$459.4	$1,828.5	$1,823.1	$1,766.2
Group Short-term Disability	196.2	198.1	799.2	768.8	706.3
Total Premium Income	650.2	657.5	2,627.7	2,591.9	2,472.5
Net Investment Income	93.5	103.1	388.8	401.5	432.7
Other Income	36.2	34.5	147.6	133.8	109.0
Total	779.9	795.1	3,164.1	3,127.2	3,014.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	471.1	486.8	1,921.9	1,927.9	1,880.7
Commissions	46.2	46.5	191.8	193.8	186.5
Deferral of Acquisition Costs	(13.2)	(12.1)	(49.3)	(49.5)	(48.2)
Amortization of Deferred Acquisition Costs	13.4	12.5	53.1	50.7	44.7
Other Expenses	197.7	178.4	756.6	672.1	612.2
Total	715.2	712.1	2,874.1	2,795.0	2,675.9

Adjusted Operating Income	$64.7	$83.0	$290.0	$332.2	$338.3

Operating Ratios (% of Premium Income):
Benefit Ratio	72.5%	74.0%	73.1%	74.4%	76.1%
Other Expense Ratio	30.4%	27.1%	28.8%	25.9%	24.8%
Adjusted Operating Income Ratio	10.0%	12.6%	11.0%	12.8%	13.7%

Persistency:
Group Long-term Disability			90.8%	90.7%	90.9%
Group Short-term Disability			88.7%	89.8%	87.2%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Group Life	$405.1	$412.6	$1,640.5	$1,662.0	$1,583.7
Accidental Death & Dismemberment	40.8	41.5	163.9	165.7	156.3
Total Premium Income	445.9	454.1	1,804.4	1,827.7	1,740.0
Net Investment Income	23.0	27.8	97.2	107.4	106.5
Other Income	0.4	0.7	2.4	2.7	4.7
Total	469.3	482.6	1,904.0	1,937.8	1,851.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	402.9	325.6	1,470.4	1,314.1	1,237.7
Commissions	34.9	36.0	143.2	147.7	141.1
Deferral of Acquisition Costs	(9.7)	(9.0)	(36.0)	(37.8)	(38.2)
Amortization of Deferred Acquisition Costs	10.0	10.2	39.3	38.1	35.9
Other Expenses	53.1	51.6	205.3	209.0	214.6
Total	491.2	414.4	1,822.2	1,671.1	1,591.1

Adjusted Operating Income (Loss)	$(21.9)	$68.2	$81.8	$266.7	$260.1

Operating Ratios (% of Premium Income):
Benefit Ratio	90.4%	71.7%	81.5%	71.9%	71.1%
Other Expense Ratio	11.9%	11.4%	11.4%	11.4%	12.3%
Adjusted Operating Income (Loss) Ratio	(4.9)%	15.0%	4.5%	14.6%	14.9%

Persistency:
Group Life			88.8%	90.6%	91.2%
Accidental Death & Dismemberment			88.2%	89.9%	89.9%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Individual Disability	$115.7	$112.3	$456.0	$440.7	$425.4
Voluntary Benefits	208.6	221.0	875.2	910.2	895.7
Dental and Vision	64.7	63.4	255.6	246.1	202.8
Total Premium Income	389.0	396.7	1,586.8	1,597.0	1,523.9
Net Investment Income	56.6	58.1	234.3	230.5	239.5
Other Income	0.8	1.5	4.9	6.3	4.8
Total	446.4	456.3	1,826.0	1,833.8	1,768.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	191.1	202.7	746.4	780.1	738.1
Commissions	58.8	70.4	259.9	287.0	293.0
Deferral of Acquisition Costs	(45.3)	(61.5)	(206.2)	(247.2)	(257.6)
Amortization of Deferred Acquisition Costs	55.8	54.5	248.6	255.2	234.5
Other Expenses	85.3	78.3	323.7	326.5	344.0
Total	345.7	344.4	1,372.4	1,401.6	1,352.0

Adjusted Operating Income	$100.7	$111.9	$453.6	$432.2	$416.2

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	42.0%	50.6%	48.8%	50.9%	50.6%
Voluntary Benefits	48.0%	45.6%	42.2%	41.8%	42.8%
Dental and Vision	65.4%	71.1%	60.6%	71.1%	68.5%
Other Expense Ratio	21.9%	19.7%	20.4%	20.4%	22.6%
Adjusted Operating Income Ratio	25.9%	28.2%	28.6%	27.1%	27.3%

Persistency:
Individual Disability			89.5%	89.8%	90.3%
Voluntary Benefits			72.7%	73.2%	75.9%
Dental and Vision			85.0%	82.6%	84.5%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$92.9	$91.1	$364.9	$353.4	$358.9
Group Life	25.2	31.8	108.5	115.7	110.8
Supplemental	25.9	23.8	99.8	89.5	81.7
Unum Poland	21.7	18.9	79.6	71.9	17.4
Total Premium Income	165.7	165.6	652.8	630.5	568.8
Net Investment Income	25.5	28.6	104.6	122.5	117.2
Other Income	0.1	0.3	0.5	0.6	0.4
Total	191.3	194.5	757.9	753.6	686.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	123.0	123.4	500.9	469.8	419.8
Commissions	12.9	13.5	49.7	48.7	39.1
Deferral of Acquisition Costs	(3.2)	(3.3)	(12.1)	(12.8)	(8.1)
Amortization of Deferred Acquisition Costs	2.1	1.7	7.4	7.1	8.2
Other Expenses	35.8	35.3	135.4	132.9	113.5
Total	170.6	170.6	681.3	645.7	572.5

Adjusted Operating Income	$20.7	$23.9	$76.6	$107.9	$113.9

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£70.3	£70.8	£284.2	£276.8	£269.0
Group Life	19.1	24.7	84.6	90.7	83.0
Supplemental	19.5	18.4	77.7	70.0	61.3
Total Premium Income	108.9	113.9	446.5	437.5	413.3
Net Investment Income	17.9	20.9	76.0	90.5	86.5
Other Income	—	0.1	0.1	0.2	—
Total	126.8	134.9	522.6	528.2	499.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	82.3	88.0	352.5	335.5	307.4
Commissions	7.0	8.0	28.1	28.6	27.1
Deferral of Acquisition Costs	(1.0)	(1.4)	(4.2)	(5.4)	(5.0)
Amortization of Deferred Acquisition Costs	1.4	1.3	5.3	5.4	6.1
Other Expenses	21.7	21.6	86.5	83.7	80.2
Total	111.4	117.5	468.2	447.8	415.8

Adjusted Operating Income	£15.4	£17.4	£54.4	£80.4	£84.0

Weighted Average Pound/Dollar Exchange Rate	1.318	1.287	1.287	1.279	1.336

Operating Ratios (% of Premium Income):
Benefit Ratio	75.6%	77.3%	78.9%	76.7%	74.4%
Other Expense Ratio	19.9%	19.0%	19.4%	19.1%	19.4%
Adjusted Operating Income Ratio	14.1%	15.3%	12.2%	18.4%	20.3%

Persistency:
Group Long-term Disability			88.2%	89.9%	87.8%
Group Life			81.8%	89.0%	88.5%
Supplemental			90.7%	89.9%	93.1%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$236.7	$245.8	$975.1	$973.4	$929.3
Life	93.9	89.0	376.4	351.6	328.4
Cancer and Critical Illness	88.2	90.1	360.5	360.0	346.1
Total Premium Income	418.8	424.9	1,712.0	1,685.0	1,603.8
Net Investment Income	37.5	37.0	155.7	148.0	151.2
Other Income	0.2	1.2	1.1	3.4	1.2
Total	456.5	463.1	1,868.8	1,836.4	1,756.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	237.1	218.8	906.5	865.0	824.9
Commissions	74.3	84.2	334.3	364.5	364.6
Deferral of Acquisition Costs	(58.0)	(68.1)	(272.6)	(311.3)	(315.9)
Amortization of Deferred Acquisition Costs	58.2	62.5	257.7	258.8	242.2
Other Expenses	73.7	78.0	307.5	314.9	305.2
Total	385.3	375.4	1,533.4	1,491.9	1,421.0

Adjusted Operating Income	$71.2	$87.7	$335.4	$344.5	$335.2

Operating Ratios (% of Premium Income):
Benefit Ratio	56.6%	51.5%	52.9%	51.3%	51.4%
Other Expense Ratio	17.6%	18.4%	18.0%	18.7%	19.0%
Adjusted Operating Income Ratio	17.0%	20.6%	19.6%	20.4%	20.9%

Persistency:
Accident, Sickness, and Disability			74.3%	73.2%	74.2%
Life			83.7%	83.4%	83.6%
Cancer and Critical Illness			81.8%	80.6%	82.4%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Premium Income
Long-term Care	$168.7	$162.4	$666.9	$651.6	$648.3
Individual Disability	79.5	90.4	319.6	374.3	420.8
All Other	2.1	1.0	7.9	7.6	8.0
Total Premium Income	250.3	253.8	994.4	1,033.5	1,077.1
Net Investment Income	356.7	356.6	1,370.3	1,404.9	1,377.1
Other Income	16.9	17.8	66.6	71.3	75.4
Total	623.9	628.2	2,431.3	2,509.7	2,529.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,921.5	524.0	3,426.8	2,139.3	2,919.2
Commissions	19.7	19.7	78.4	81.0	84.1
Interest and Debt Expense	1.2	1.1	3.1	5.3	6.9
Other Expenses	54.4	37.3	158.7	146.4	144.7
Total	1,996.8	582.1	3,667.0	2,372.0	3,154.9

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	(1,372.9)	46.1	(1,235.7)	137.7	(625.3)
Long-term Care Reserve Increase	151.5	—	151.5	—	750.8
Group Pension Reserve Increase	17.5	—	17.5	—	—
Impacts from Closed Block Individual Disability Reinsurance Transaction	1,305.5	—	1,305.5	—	—
Amortization of the Cost of Reinsurance	2.6	—	2.6	—	—
Adjusted Operating Income	$104.2	$46.1	$241.4	$137.7	$125.5

Interest Adjusted Loss Ratios:
Long-term Care	151.2%	86.7%	91.9%	88.1%	206.8%
Long-term Care Excluding Reserve Increase	60.2%		68.9%		91.0%
Individual Disability	N.M.	74.7%	N.M.	78.8%	80.4%
Individual Disability Excluding Impacts from Reinsurance Transaction	79.5%		85.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio	21.7%	14.7%	16.0%	14.2%	13.4%
Other Expense Ratio Excluding Impacts from Reinsurance Transaction	12.3%		13.6%
Income (Loss) Ratio	(548.5)%		(124.3)%		(58.1)%
Adjusted Operating Income Ratio	41.6%	18.2%	24.3%	13.3%	11.7%

Persistency:
Long-term Care			94.8%	95.7%	95.8%
Individual Disability			88.0%	88.1%	88.3%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2018
Adjusted Operating Revenue
Net Investment Income	$0.7	$5.1	$9.8	$20.5	$29.5
Other Income	0.6	0.5	1.1	3.1	2.7
Total	1.3	5.6	10.9	23.6	32.2

Interest, Debt, and Other Expenses	44.0	58.2	247.7	239.5	203.3

Loss Before Income Tax and Net Realized Investment Gains and Losses	(42.7)	(52.6)	(236.8)	(215.9)	(171.1)
Costs Related to Organizational Design Update	—	—	23.3	—	—
Impairment Loss on ROU Asset	—	—	12.7	—	—
Cost Related to Early Retirement of Debt	—	2.1	—	27.3	—
Adjusted Operating Loss	$(42.7)	$(50.5)	$(200.8)	$(188.6)	$(171.1)

13

Unum Group Reserves

	December 31, 2020
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,663.4	$720.4	26.5%	$6,383.8	$58.3	$6,325.5
Group Life and Accidental Death & Dismemberment	58.8	0.3	715.4	261.3	4.0	1,035.5	3.0	1,032.5
Individual Disability	475.9	2.2	1,417.4	146.0	6.5	2,039.3	216.3	1,823.0
Voluntary Benefits	1,731.3	8.2	46.3	55.3	0.4	1,832.9	25.3	1,807.6
Dental and Vision	—	—	0.2	11.3	—	11.5	0.1	11.4
Unum US Segment	2,266.0	10.7	7,842.7	1,194.3	37.4	11,303.0	303.0	11,000.0

Unum International Segment	208.4	1.0	2,077.0	138.6	9.2	2,424.0	89.9	2,334.1

Colonial Life Segment	2,354.8	11.2	329.0	117.4	1.8	2,801.2	4.5	2,796.7

Individual Disability	196.3	0.9	9,641.9	144.2	40.5	9,982.4	7,810.1	2,172.3
Long-term Care	10,402.1	49.3	2,147.4	268.5	10.0	12,818.0	44.4	12,773.6
Other	5,675.0	26.9	166.1	113.1	1.1	5,954.2	4,966.3	987.9
Closed Block Segment	16,273.4	77.1	11,955.4	525.8	51.6	28,754.6	12,820.8	15,933.8

Subtotal	$21,102.6	100.0%	$22,204.1	$1,976.1	100.0%	45,282.8	13,218.2	32,064.6

Adjustment Related to Unrealized Investment Gains and Losses						6,225.6	200.2	6,025.4

Consolidated						$51,508.4	$13,418.4	$38,090.0

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in credit spreads and U.S. Treasury rates. The decline in total net reserves within the Closed Block Individual Disability product line compared to December 31, 2019 was driven by a coinsurance agreement that closed in December 2020 whereby we ceded $6,141.5 million of disabled life reserves that were on claim status as of July 1, 2020.

Unum Group Reserves

	December 31, 2019
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,814.5	$683.8	28.2%	$6,498.3	$58.3	$6,440.0
Group Life and Accidental Death & Dismemberment	59.9	0.3	721.1	234.2	4.1	1,015.2	6.2	1,009.0
Individual Disability	499.0	2.4	1,391.1	140.3	6.6	2,030.4	217.2	1,813.2
Voluntary Benefits	1,700.1	8.2	45.8	51.4	0.4	1,797.3	26.1	1,771.2
Dental and Vision	—	—	—	15.4	0.1	15.4	0.2	15.2
Unum US Segment	2,259.0	10.9	7,972.5	1,125.1	39.4	11,356.6	308.0	11,048.6

Unum International Segment	186.5	0.9	1,986.4	110.0	9.1	2,282.9	87.6	2,195.3

Colonial Life Segment	2,229.0	10.8	297.4	113.2	1.8	2,639.6	6.2	2,633.4

Individual Disability	258.8	1.3	8,724.1	172.7	38.5	9,155.6	1,669.4	7,486.2
Long-term Care	9,864.6	47.8	2,045.2	232.0	9.9	12,141.8	44.7	12,097.1
Other	5,847.9	28.3	177.6	120.5	1.3	6,146.0	5,133.1	1,012.9
Closed Block Segment	15,971.3	77.4	10,946.9	525.2	49.7	27,443.4	6,847.2	20,596.2

Subtotal	$20,645.8	100.0%	$21,203.2	$1,873.5	100.0%	43,722.5	7,249.0	36,473.5

Adjustment Related to Unrealized Investment Gains and Losses						5,803.1	424.7	5,378.4

Consolidated						$49,525.6	$7,673.7	$41,851.9

14. 1

Unum Group Investments

	12/31/2020			12/31/2020	12/31/2019
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$26,948.2	61.1%	Earned Book Yield	4.75%	5.00%
Asset-Backed Securities	146.8	0.3	Average Duration (in years)	8.31	7.91
Residential Mortgage-Backed Securities	934.1	2.1
Commercial Mortgage-Backed Securities	26.8	0.1
Private Placements	6,432.6	14.6
High Yield	3,500.1	7.9
Government Securities	1,878.0	4.2
Municipal Securities (1)	4,261.2	9.7
Redeemable Preferred Stocks	9.5	—
Total	$44,137.3	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	6.1%	5.9%	Total Non-Current Investments	$16.6	$30.5
Aa	10.1	10.4	Total Schedule BA Assets	$776.8	$675.1
A	26.8	27.7
Baa	48.1	48.1
Below Baa	8.9	7.9
Total	100.0%	100.0%

Unum Group Investments at December 31, 2020

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$3,228.2	$467.6	$69.3	$5.9	$3,158.9	$473.5
Capital Goods	3,941.4	667.5	27.4	0.9	3,914.0	668.4
Communications	2,806.1	575.0	70.9	7.2	2,735.2	582.2
Consumer Cyclical	1,585.3	247.0	51.8	1.4	1,533.5	248.4
Consumer Non-Cyclical	7,110.7	1,345.8	107.5	5.1	7,003.2	1,350.9
Energy	3,738.5	591.1	178.4	13.6	3,560.1	604.7
Financial Institutions	3,645.8	531.4	74.1	2.5	3,571.7	533.9
Mortgage/Asset-Backed	1,107.7	87.8	6.1	0.2	1,101.6	88.0
Sovereigns	1,168.2	265.3	20.3	1.2	1,147.9	266.5
Technology	1,806.8	218.9	11.1	7.1	1,795.7	226.0
Transportation	2,065.3	322.2	52.9	3.3	2,012.4	325.5
U.S. Government Agencies and Municipalities	4,971.0	802.1	133.5	1.5	4,837.5	803.6
Public Utilities	6,962.3	1,475.9	101.7	6.0	6,860.6	1,481.9
Total	$44,137.3	$7,597.6	$905.0	$55.9	$43,232.3	$7,653.5

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$265.0	$3.8		$45.5	$4.0
91 through 180 days	141.0	3.9		0.0	—
181 through 270 days	29.7	1.5		32.6	1.6
271 days to 1 year	129.0	6.4		120.1	7.8
Greater than 1 year	28.6	2.4		113.5	24.5
Total	$593.3	$18.0		$311.7	$37.9

15. 1

Appendix to Statistical Supplement

2020 Significant Items

•In December 2020, Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company, and Unum Life Insurance Company of America, wholly-owned domestic insurance subsidiaries of Unum Group and collectively referred to as "the ceding companies", entered into a 100 percent coinsurance agreement with a subsidiary of Global Atlantic to reinsure as of July 1, 2020, approximately 75 percent of the Closed Block individual disability insurance business, primarily direct business written by the ceding companies. Provident Life and Casualty Insurance Company (PLC), also a wholly-owned domestic insurance subsidiary of Unum Group, entered into an agreement with the same subsidiary of Global Atlantic whereby PLC will provide a 12-year volatility cover to Global Atlantic for the active life cohort defined as policies not on claim status as of July 1, 2020 (ALR cohort), which represents approximately five percent of the ceded business. As part of this agreement, PLC received a payment from Global Atlantic of approximately $62 million. In connection with the first phase of the coinsurance agreement that closed in December 2020, the ceding companies paid a total cash ceding commission to Global Atlantic of approximately $438 million and transferred additional assets consisting primarily of fixed maturity securities and cash totaling $6,669.8 million. As a result of this reinsurance agreement, we recognized the following in the fourth quarter of 2020:

◦Net realized investment gain of $1,302.3 million before tax, or $1,028.8 million after tax, related to the transfer of investments.
◦Increase in benefits and change in reserves for future benefits of $1,284.5 million, or $1,014.7 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
◦Transaction costs totaling $21.0 million, or $16.6 million after tax.
◦Net tax benefit of $36.5 million.
◦Reinsurance recoverable of $6,141.5 million representing the ceded reserves related to the cohort of policies on claim status as of July 1, 2020 (DLR cohort).
◦Cost of reinsurance, or prepaid reinsurance premium, of $815.7 million related to the DLR cohort, of which we recognized amortization expense of $2.6 million, or $2.0 million after tax.
◦Deposit asset of $88.2 million related to the ALR cohort.

•Fourth quarter of 2020 reserve increases of $151.5 million and $17.5 million before tax, or $119.7 million and $13.8 million after tax, related to long-term care and group pension, respectively.
~~•~~In December 2020, Northwind Holdings redeemed the remaining $35.0 million of principal on the Northwind notes, and was released of any contractual collateral requirements
•Third quarter of 2020 costs related to organizational design update of $23.3 million, or $18.6 million after tax.
•Second quarter of 2020 impairment loss of $12.7 million, or $10.0 million after tax, on a right of use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•In June 2016, the Financial Accounting Standards Board (FASB) issued an update that amended the guidance on the impairment of financial instruments. This update added an impairment model known as the current expected credit loss model that is based on expected losses rather than incurred losses, and will generally result in earlier recognition of allowances for losses. This new model applies to financial instruments such as mortgage loans, fixed maturity securities classified as held-to-maturity, and certain receivables. This update also prospectively modified the other-than-temporary impairment model used for available-for-sale fixed maturity securities such that credit losses are recognized as an allowance rather than as a reduction in the amortized cost of the security. We adopted this update effective January 1, 2020 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2020 which resulted in a decrease to retained earnings of $18.9 million, a decrease to mortgage loans of $8.3 million, a decrease in reinsurance recoverable of $1.8 million, a decrease in accounts and premiums receivable of $13.5 million, a decrease in deferred income tax liability of $5.0 million, and an increase to other liabilities of $0.3 million.

Appendix to Statistical Supplement - Continued

2019 Significant Items

•2019 cost related to the early retirement of debt of $27.3 million before tax and $21.6 million after tax.
•In February 2016, the FASB issued an update that changed the accounting and disclosure requirements for leases. These changes include the requirement for lessees to report most leases on their balance sheets, regardless of whether the lease is classified as a finance lease or an operating lease. For lessees, the initial lease liability is equal to the present value of lease payments and a corresponding asset, adjusted for certain items, is also recorded. The expense recognition for lessees remained similar to previous accounting requirements for capital and operating leases. We adopted this update effective January 1, 2019 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2019 which resulted in a decrease to retained earnings of $3.4 million, an increase to other assets of $117.7 million, a decrease in deferred income tax of $0.4 million, an increase to other liabilities of $122.0 million, and a decrease to income tax payable of $1.3 million.

2018 Significant Items

•In October 2018, we acquired 100 percent of the shares and voting interests in Unum Poland, a financial protection benefits provider in Poland. This acquisition will expand our European presence, which we believe to be an attractive market for financial protection benefits. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2018.
•Third quarter of 2018 reserve increase of $750.8 million before tax and $593.1 million after tax related to long-term care.
•In January 2016, the FASB issued an update that changed the accounting and disclosure requirements for certain financial instruments. These changes include a requirement to measure equity investments, other than those that result in consolidation or are accounted for under the equity method, at fair value through net income unless the investment qualifies for certain practicability exceptions. In addition, the update clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities. We adopted this update effective January 1, 2018 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2018 which resulted in a decrease to accumulated other comprehensive income (AOCI) of $17.5 million, an increase to retained earnings of $14.5 million, a decrease to other long-term investments of $3.8 million, and a decrease to deferred income tax liability of $0.8 million.

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes realized investment gains or losses;
•After-tax adjusted operating income or loss, which excludes realized investment gains or losses and amortization of the cost of reinsurance as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;
~~•~~Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC, in 2019 and 2018; and
•Book value per common share, which is calculated excluding AOCI.

16.1

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures - Continued

Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

As previously discussed, we have essentially exited a substantial portion of our Closed Block individual disability product line through the reinsurance transaction that was executed in December 2020. As a result, we exclude the amortization of the cost of reinsurance that was recognized as a result of the exit of the business related to the ceded reserves for the cohort of policies on claim status. We believe that the exclusion of the amortization of the cost of reinsurance associated with an exited business provides a better view of our results from our ongoing businesses.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

Information reconciling the Company’s outlook on after-tax adjusted operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax adjusted operating income are those described in this Appendix to Statistical Supplement. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.3, other than book value per common share, which is presented on page 2.

16. 2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2020				2019				2018
Total Revenue	$4,273.5	$2,996.3	$3,021.2	$2,871.1	$3,034.6	$2,960.0	$3,016.7	$2,987.6	$2,880.8
Excluding:
Net Realized Investment Gain (Loss)	1,304.9	4.4	33.8	(144.0)	9.2	(26.2)	(7.3)	1.1	(41.4)
Adjusted Operating Revenue	$2,968.6	$2,991.9	$2,987.4	$3,015.1	$3,025.4	$2,986.2	$3,024.0	$2,986.5	$2,922.2

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(1)	Adjusted Operating Return on Equity

Year Ended December 31, 2020
Unum US	$651.4	$4,458.2	14.6%
Unum International	51.9	797.7	6.5%
Colonial Life	264.5	1,584.1	16.7%
Core Operating Segments	967.8	6,840.0	14.1%
Closed Block	183.8	3,979.2
Corporate	(146.2)	(1,395.2)
Total	$1,005.4	$9,424.0	10.7%

Year Ended December 31, 2019
Unum US	$816.3	$4,526.6	18.0%
Unum International	88.4	757.9	11.7%
Colonial Life	272.7	1,558.6	17.5%
Core Operating Segments	1,177.4	6,843.1	17.2%
Closed Block	104.4	3,842.2
Corporate	(141.2)	(1,764.5)
Total	$1,140.6	$8,920.8	12.8%

Year Ended December 31, 2018
Unum US	$803.4	$4,368.2	18.4%
Unum International	93.1	694.4	13.4%
Colonial Life	265.1	1,475.6	18.0%
Core Operating Segments	1,161.6	6,538.2	17.8%
Closed Block	117.0	3,512.5
Corporate	(133.6)	(1,359.1)
Total	$1,145.0	$8,691.6	13.2%

(1) Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.5. Due to the implementation of a FASB update for which the beginning balances 2020, 2019, and 2018 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2020, 2019, and 2018 using internally allocated equity that reflects the adjusted beginning balances at January 1, 2020, 2019 and 2018, respectively. As a result, average equity for the years ended December 31, 2020, 2019 and 2018 for certain of our segments will not compute using the historical allocated equity at December 31, 2019, 2018 and 2017, respectively.
16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(2)	Annualized Adjusted Operating Return on Equity

Three Months Ended December 31, 2020
Unum US	$112.5	$4,439.1	10.1%
Unum International	18.6	795.4	9.4%
Colonial Life	56.1	1,614.8	13.9%
Core Operating Segments	187.2	6,849.3	10.9%
Closed Block	81.2	4,091.5
Corporate	(33.1)	(1,273.5)
Total	$235.3	$9,667.3	9.7%

Three Months Ended December 31, 2019
Unum US	$208.3	$4,517.0	18.4%
Unum International	15.4	747.4	8.2%
Colonial Life	69.4	1,547.4	17.9%
Core Operating Segments	293.1	6,811.8	17.2%
Closed Block	35.1	3,957.4
Corporate	(37.5)	(1,685.9)
Total	$290.7	$9,083.3	12.8%

(2)Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	12/31/2020	9/30/2020	12/31/2019	9/30/2019	12/31/2018	12/31/2017
Total Stockholders' Equity	$10,871.0	$10,892.2	$9,965.0	$9,631.6	$8,621.8	$9,574.9
Excluding:
Net Unrealized Gain (Loss) on Securities	1,067.7	1,104.5	615.9	422.1	(312.4)	607.8
Net Gain on Hedges	97.8	158.7	187.8	204.3	250.6	282.3
Total Adjusted Stockholders' Equity	$9,705.5	$9,629.0	$9,161.3	$9,005.2	$8,683.6	$8,684.8

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	12/31/2020		12/31/2019		12/31/2018
Average Adjusted Stockholders' Equity	$9,667.3	$9,424.0	$9,083.3	$8,920.8	$8,691.6

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	December 31		September 30		December 31
	2020				2019
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$135.4	$0.66	$231.1	$1.13	$296.2	$1.44
Excluding:
Net Realized Investment Gains
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $273.5; $—; $—)	1,028.8	5.04	—	—	—	—
Net Realized Investment Gain, Other (net of tax expense of $1.0; $0.6; $2.0)	1.6	0.01	3.8	0.01	7.2	0.04
Total Net Realized Investment Gain	1,030.4	5.05	3.8	0.01	7.2	0.04
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $274.2; $—; $—)	(1,031.3)	(5.05)	—	—	—	—
Amortization of the Cost of Reinsurance (net of tax benefit of $0.6; $—; $—)	(2.0)	(0.01)	—	—	—	—
Net Tax Benefits of Reinsurance Transaction	36.5	0.18	—	—	—	—
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(996.8)	(4.88)	—	—	—	—
Long-term Care Reserve Increase (net of tax benefit of $31.8; $—; $—)	(119.7)	(0.59)	—	—	—	—
Group Pension Reserve Increase (tax benefit of $3.7; $—; $—)	(13.8)	(0.07)	—	—	—	—
Costs Related to Organizational Design Update (net of tax benefit of $—;$4.7; $—)	—	—	(18.6)	(0.09)	—	—
Costs Related to Early Retirement of Debt (net of tax benefit of $—; $—; $0.4)	—	—	—	—	(1.7)	(0.01)
After-tax Adjusted Operating Income	$235.3	$1.15	$245.9	$1.21	$290.7	$1.41

*Assuming Dilution.

16. 6

	Year Ended December 31
	2020		2019		2018
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$793.0	$3.89	$1,100.3	$5.24	$523.4	$2.38
Excluding:
Net Realized Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $273.5; $—; $—)	1,028.8	5.05	—	—	—	—
Net Realized Investment Loss, Other (net of tax benefit of $20.9; $4.5; $11.0)	(82.3)	(0.40)	(18.7)	(0.09)	(28.5)	(0.12)
Total Net Realized Investment Gain (Loss)	946.5	4.65	(18.7)	(0.09)	(28.5)	(0.12)
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $274.2; $—; $—)	(1,031.3)	(5.06)	—	—	—	—
Amortization of the Cost of Reinsurance (net of tax benefit of $0.6; $—; $—)	(2.0)	(0.01)	—	—	—	—
Net Tax Benefits of Reinsurance Transaction	36.5	0.18	—	—	—	—
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(996.8)	(4.89)	—	—	—	—
Long-term Care Reserve Increase (net of tax benefit of $31.8; $—; $157.7)	(119.7)	(0.59)	—	—	(593.1)	(2.70)
Group Pension Reserve Increase (tax benefit of $3.7; $—; $—)	(13.8)	(0.07)	—	—	—	—
Costs Related to Organizational Design Update (net of tax benefit of $4.7; $—; $—)	(18.6)	(0.09)	—	—	—	—
Impairment Loss on ROU Asset (net of tax benefit of $2.7; $—: $—)	(10.0)	(0.05)	—	—	—	—
Costs Related to Early Retirement of Debt (net of tax benefit of $—; $5.7; $—)	—	—	(21.6)	(0.11)	—	—
After-tax Adjusted Operating Income	$1,005.4	$4.93	$1,140.6	$5.44	$1,145.0	$5.20

*Assuming Dilution.

16. 7

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2020	2019	2018
Debt	$3,345.7	$3,326.6	$2,971.3
Including:
Lease Liability	105.9	114.7	—
Excluding:
Non-recourse Debt	—	78.1	137.1
Adjusted Debt and Lease Liability	$3,451.6	$3,363.2	$2,834.2

Total Stockholders' Equity	$10,871.0	$9,965.0	$8,621.8
Excluding:
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	1,165.5	803.7	(61.8)
Northwind Capital	—	984.6	953.1
Equity, As Adjusted	9,705.5	8,176.7	7,730.5
Debt, As Adjusted and Lease Liability	3,451.6	3,363.2	2,834.2
Total Adjusted Capital	$13,157.1	$11,539.9	$10,564.7

Leverage Ratio (3)	26.2%	29.1%	26.8%

(3) In connection with our January 1, 2019 adoption of the accounting update for leases, we have included the lease liability in the calculation of our leverage ratio on a prospective basis.
16. 8